ENSERVCO


HEAT WAVES
HOT OIL SERVICE


HEAT WAVES
HOT OIL SERVICE


HEAT WAVES

April 2017

ENSV
LISTED
NYSE MKT

Cautionary Statement on Forward-looking Information

This presentation contains, and related discussions may contain, "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation and related discussions, other than statements of historical facts, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of Enservco Corporation's ("Enservco" or the "Company") business plans and strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "project," "predict," "intend," "future," "potential," "suggest," "target," "forecast," "continue" and other similar expressions. Forward-looking statements are not historical facts and are based upon management's current expectations, beliefs, estimates and projections, and various assumptions, many of which are inherently uncertain and beyond the Company's control. Such expectations, beliefs, estimates and projections are expressed in good faith and management believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates and projections will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including risks included or incorporated by reference in the Company's latest Annual Report on Form 10-K and other filings that have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. Certain information in this presentation is based upon management forecasts and reflects prevailing conditions and management's views as of the date hereof, all of which are subject to change.

This presentation includes certain non-GAAP financial measures. Non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. These measures should not be considered in isolation or as an alternative to GAAP measures. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. For how we define such non-GAAP financial measures, as well as for reconciliations to GAAP measures, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section in the Company's most recent Annual Report.

You should read the documents the Company has filed with the SEC for more complete information about the Company. You may obtain these documents for free by visiting the SEC's Edgar portal at http://www.sec.gov/edgar/searchedgar/companysearch.html

ENSERVCO

Company At a Glance

ENSERVCO is a leading provider of well stimulation and fluid management services to domestic onshore conventional and unconventional oil and gas customers.

Operating Subsidiaries

	HEAT WAVES Hot Oil Service, LLC	DILLCO Fluid Service Inc.	HEATWAVES Water Management, LLC
% of 2016 Revenue	▪ 84%	▪ 16%	▪ Launched January 2016
Primary Services	▪ Frac water heating ▪ Hot oiling ▪ Acidizing ▪ Pressure testing	▪ Fluid hauling ▪ Fluid disposal ▪ Frac tank rental ▪ Well-site construction	▪ Water transfer ▪ Bacteria and scaling treatment - HydroFLOW®
Service Areas	▪ Colorado, Pennsylvania, North Dakota, Montana, Wyoming, Nebraska, West Virginia, Ohio, Kansas, New Mexico, Oklahoma, Texas, Nevada	▪ Colorado, Kansas, Oklahoma, Texas	▪ Colorado, Pennsylvania, North Dakota, Montana, Wyoming, Nebraska, West Virginia, Ohio, Kansas, New Mexico, Oklahoma Texas, Nevada

ENSERVCO

Notable Events in Company History

2016	➢Named 2016 Oilfield Services Company of the Year for Texas Region ➢Launched Heat Waves Water Management Division ➢ Acquired exclusive rights to HydroFLOW® bacteria & scaling treatment system
2015	➢ Completion of fleet expansion: fleet size and revenue capacity doubles ➢ Expansion into Eagle Ford Basin in Texas
2014	➢ Record revenue of $56.6M and adjusted EBITDA of $11.5M ➢ $16 million Capex program facilitating major expansion of service fleet ➢ $3.7 million asset acquisition expands fleet & footprint into northern Bakken Shale ➢ Commercializes LNG, CNG and well-gas fueling options for frac water heating units ➢ Named Rocky Mountain Region's Service Company of the Year for 2013
2013	➢ Service territory expanded into Wyoming's Jonah Field, Powder River & Green River Basins
2012	➢Service territory expanded into Utica Shale and Mississippi Lime regions
2011	➢Opens major operation centers in southern Bakken Shale and Niobrara Shale fields
2010	➢ Became publicly traded company ➢ Commenced operations in Marcellus Shale region
2007	➢Acquired 35-year-old Dillco Fluid Services, the leading provider of water hauling, fluid disposal, frac tank rental, and well-site construction services in the Hugoton Basin
2006	➢Acquisition of Heat Waves Hot Oil Service, a provider of hot oiling, frac water heating, acidizing, pressure testing & water hauling

Experienced Leadership Team

ENSERVCO has a seasoned, lean management team with decades of experience

Rick Kasch
President and CEO
Co-Founder

- Responsible for ENSERVCO operations since the Company's inception in 2006
- Executed acquisitions of ENSERVCO's predecessor businesses
- Extensive operating, financial management, capital formation and public company experience with companies ranging from startups to three listed on NYSE

Bob Devers
Chief Financial Officer

- Joined the Company in 2013 with more than 20 years of financial management experience
- Broad industry background includes oil and gas and natural resource sectors
- Spent 2007 - 2011 as CFO of a mineral exploration company traded on the NYSE MKT
- Formerly senior director of financial analysis and internal audit of The Broe Companies Inc.

Austin Peitz
Senior Vice President, Field Operations

- More than 18 years of operational experience with ENSERVCO
- Responsible for all field operations
- Designed proprietary heating systems used in ENSERVCO's frac water heaters and hot oiling trucks
- Managed opening of all the Company's locations

ENSERVCO

Leading National Provider

- National provider with broad service offerings
- Operations in 11 highly active oil and gas fields
- Mobile equipment fleet enables Company to address customer demand shifts quickly
- Ability to enter new geographies supported by embedded growth within existing customer base


North Dakota
6
5
Wyoming
8
Colorado
1 2
Kansas
4 3
11
10
9
Pennsylvania
7

	Frac Water Heating	Hot Oiling	Acidizing	Water Hauling	Water Transfer
Colorado **1. Denver** *Headquarters* **2. Platteville** *D-J Basin & Niobrara Shale*	✓	✓		✓	✓
Kansas **3. Garden City** *Mississippi Lime North Texas*	✓	✓	✓	✓	
4. Hugoton *Hugoton Gas Field*		✓	✓	✓	
North Dakota **5. Killdeer**	✓	✓		✓	✓
6. Tioga *Bakken Shale*	✓	✓		✓	✓
Pennsylvania **7. Carmichaels** *Marcellus Shale & Utica Shale*	✓	✓		✓	
Wyoming **8. Rock Springs** *Jonah Field & Powder River Basin*	✓	✓	✓	✓	✓
Texas/New Mexico **9. San Antonio** *Eagle Ford Shale*		✓	✓		✓
10. Odessa, TX/Hobbs, NM *Wolfcamp Shale – Permian Basin*		✓	✓		✓
Oklahoma **11. Okarche** *Stack/Scoop – Anadarko Basin*	✓	✓	✓		✓

ENSERVCO

Customers

ENSERVCO serves 360+ customers nationwide, including 145+ under Master Service Agreements. Below is a representative sampling.

GULFPORT ENERGY CORPORATION
EQT
HESS
eog resources
bp
Anadarko Petroleum Corporation
NEWFIELD
SANDRIDGE
MURPHY OIL CORPORATION
RICE ENERGY
EP ENERGY
devon
noble energy
PDC ENERGY
Statoil
WHITING
Chesapeake ENERGY
LINN Energy
SANCHEZ OIL & GAS CORPORATION
MEWBOURNE OIL COMPANY
ANTERO RESOURCES
Chaparral ENERGY
XTO ENERGY
Apache
ENCANA
Continental RESOURCES
MERIT ENERGY COMPANY
ENSERVCO

Well-Balanced Revenue Mix



Revenue Mix
56%
44%
47%
53%
27%
73%
FY 2014
FY 2015
FY 2016

Completion Services

- Consists of high margin frac water heating and water transfer services
- Drill/completion-dependent, one-time activities
- Further differentiated on bi-fuel capabilities
- Drives margin expansion and operating cash flows

Production & Maintenance Services

- Includes hot oiling, acidizing, water hauling, and other services
- Recurring services needed for ongoing maintenance
- Strong margins for hot oiling and acidizing
- Provides buffer for the Company across economic and business cycles

ENSERVCO

Service Revenue by Field

October thru September


Revenue by Field as a Percent of Total Revenue
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2009/10
2010/11
2011/12
2012/13
2013/14
2014/15
2015/16
Bakken
DJ - Niobrara
Marcellus/Utica
Hugoton/Miss. Lime
Powder River/Green River
Eagle Ford
Other

Note: Amounts are net of revenue generated from pass through of propane costs.

ENSERVCO

Diversified Platform Positioned for Growth

One-time, drill/completion-dependent

Recurring services critical to maintenance and ongoing operations



Frac Water Heating | Water Transfer | Hot Oiling | Acidizing | Water Hauling

Fiscal 2014



15%
5%
24%
56%

Fiscal 2015



2%
17%
4%
47%
30%

Fiscal 2016



12%
27%
17%
9%
35%

Frac water heating · Hot oiling · Acidizing · Water Hauling · Construction & Other

ENSERVCO

Service Equipment

**ENSERVCO has a relatively young fleet.
Average age is 5 years for frac water heaters, hot oilers and acidizers with payback on new equipment ranging from 2 to 4 years. The average unit life is 15-20 years.**

Description	End of 2013/2014 Season	Current
Frac Water Heating Unit Equivalents (a)	44	81
Hot Oiling units	27	56
Acid Transport	3	7
Water Transfer "Packages/Crews" (b)	0	8
HydroFLOW® Setups	0	20
Water Hauling Units (tractor/trailer and bobtail units)	60	60

(a) Mega Frac Water Heaters and Double Burners have twice the heating and revenue capacity of a standard heating unit, and therefore are counted as two units.

(b) i.e. have enough equipment to man 8+ water transfer crews assuming a normal 2 mile push

ENSERVCO

Service Line: Frac Water Heating

Service Overview

- Process of heating the water used to hydraulically fracture oil and natural gas wells
- Ensures fluid temperatures meet the requirements of the customer's frac design
- Half of ENSERVCO's burner boxes are bi-fuel and can be fueled with propane, liquefied natural gas, compressed natural gas, or dry well gas
- Bi-fuel capability is a competitive advantage, offering customers a "green" alternative and lower operating costs
- Trucks come configured as single burners (bobtail), double burners, and mega heaters

Key Highlights

- 27% of 2016 revenue
- 81 burner boxes(1)
- 8 locations served
- Single burner: 25M BTU
- Double burner and mega heaters: 50M BTU


HEAT WAVES

(1) Mega Frac Water Heaters and Double Burners have twice the heating and revenue capacity of a standard heating unit, and therefore are counted as two units.

ENSERVCO

Service Line: Hot Oiling

Service Overview

- Heating and circulating oil down a well bore or transfer line to dissolve and dislodge paraffin and other hydrocarbon deposits to maintain or increase production
- Used to melt ice and/or eliminate water and other soluble waste within oil storage tanks -- helps maximize operator's revenue at the refinery
- Recurring, maintenance-related service performed throughout the life of a well
- ENSERVCO's hot oilers are capable of generating up to 12 million BTUs, and are also used in pressure testing applications

Key Highlights

- 35% of 2016 revenue
- 56 hot oil trucks
- 11 locations served


HEAT WAVES
HOT OIL SERVICE

ENSERVCO

Service Line: Acidizing

Service Overview

- Involves pumping specially formulated acids and/or chemicals into a well to dissolve materials blocking the flow of oil or natural gas
- Used for increasing permeability throughout the formation, cleaning formation damage near the wellbore and removing the buildup of materials restricting the flow in the formation
- Recurring, maintenance-related service, and can be performed throughout the life of a producing well

Key Highlights

- 9% of 2016 revenue
- 7 acid transports
- 7 locations served



ENSERVCO

Service Line: Water Transfer

Service Overview

- Provides safe, uninterrupted water flow for hydraulic fracturing
- Experienced team of safety-minded operators to ensure the highest service quality
- 12”, 10” and 8” no-leak, lay-flat hose and aluminum pipe
- High capacity with rapid deployment systems
- Pump rates up to 120 BPM

Key Highlights

- 8 water transfer “packages/crews”[(1)]
- 3 locations served
- Offsets seasonality of the frac water heating business







(1) i.e. have enough equipment to man 8+ water transfer crews assuming an average 2 mile push.

ENSERVCO

Service Line: Water Hauling Services

Service Overview

- Transport water to fill frac tanks and reservoirs at well locations
- Transport production water to disposal wells
- Move drilling and completion fluids to and from well locations
- Transport flowback fluids from well site to disposal wells
- Utilized during both completion and production life of a well

Key Highlights

- 17% of 2016 revenue
- 60 water hauling trucks (transports)
- 8 basins served





ENSERVCO

Service Line: HydroFLOW®

Service Overview

- Uses patented technology to remove bacteria and scale from fresh and recycled water with up to a 95% bacteria kill rate
- Chemical-free process offers E&Ps a lower-cost, environmentally friendly alternative to conventional means of preventing destructive scaling and corrosion
- Mobile laboratory conducts in-field testing to provide quantitative measure of living bacteria and determine need for chemicals


System Configuration
(Fix to wall)
Electric Power Supply
3m (10') Power Cable
3m (10') Interconnecting Cable
Junction box*
PIPEWORK
* HM Range utilizes a customized surge protector

Key Highlights

- Exclusive marketing rights for frac water and injection well applications

ENSERVCO

Competitive Landscape

- Primarily ‘mom and pop’ and regionally focused providers
- ENSERVCO’s competitive advantages
  - ✓ Diversified services portfolio enables convenience and lower-price one-stop-shop for customers
  - ✓ Modern equipment fleet
  - ✓ MSAs & strong relationships with leading E&Ps throughout the U.S.
  - ✓ Low employee turnover

Growth Strategy

- Increase capacity of current service lines through organic expansion or M&A
- Add complementary service lines through strategic M&A
  - ✓ Diversify service mix
  - ✓ Continue to stress balance between recurring revenue and drill/completion-dependent service lines
  - ✓ Reduce seasonal impact on revenue streams
  - ✓ Emphasis on high-margin services
- Increase the number of services provided to each customer through bundling, which lowers costs and streamlines procurement for customers
- Continue customer-driven geographic expansion with Permian Basin first priority

ENSERVCO

Case Study: Total Water Management on Location

Increase sales with existing customers

- Add bolt-on water management service offerings
- Bundled services help customers lower costs and simplify procurement process



Water Hauling
Fresh Water
Recycled Water
HydroFLOW® Bacteria Kill
Recycle Unit
Water Hauling
Injection/ Disposal Wells
Water Storage
Water Transfer
HydroFLOW® Bacteria Kill
Flowback System
Frac Water Heater
Frac Crew



Current Services
Potential Bolt-on Services

ENSERVCO

Key Stock Data

Stock Data

Symbol (NYSE: MKT)	ENSV
52-week range*	$0.26 - $0.89
Recent price*	$0.34
Avg. volume (3 mo.)*	100,000
Shares – outstanding	51.1 M
Market cap*	$16.9 M
Fiscal year end	December 31

Research Coverage

William Blair – Brandon Dobell
Euro Pacific Capital – Bhakti Pavani

ENSV

LISTED

NYSE MKT

*Recent price, volume and market cap data as of March 31, 2017, and subject to change.

ENSERVCO

ENSV Shareholder Overview

ENSERVCO's institutional shareholder count grew from 1 at January 1, 2014, to 38 at December 31, 2016.

Partial list of ENSERVCO's institutional shareholders as of December 31, 2016:

Institution	Shares Held
Cross River Capital Management	9,175,017
AWM Investment	3,750,000
Putnam Investment	2,963,400
Hunter Associates	2,700,000
Granahan Investment Management	1,972,817
Perkins Capital Management	1,000,000
KJ Harrison & Partners	703,693
Alyeska Investment	658,706
Vanguard Group	627,269
Tiverton Asset Management	420,000
BlackRock Fund Advisors	316,022
Elkfork Partners	265,200
USAA Asset Management	255,800
Bridgeway Capital	246,398
Glen Harbor Capital	218,400
Meadow Creek Investment	171,600
Flinton Capital	124,800

ENSERVCO

Investment Highlights

- Leading national provider of well stimulation and fluid management services
- Mix of recurring maintenance and drill/completion-dependent revenue streams
- Track record of customer-driven expansion into new basins
- Experienced, lean management team with decades of experience
- Attractive growth opportunities

ENSERVCO


HEAT WAVES
HOT OIL SERVICE


HEAT WAVES
HOT OIL SERVICE


HEAT WAVES

Contacts:

Rick Kasch
President & CEO
ENSERVCO Corporation
303-333-3678
rkasch@enservco.com

Bob Devers
Chief Financial Officer
ENSERVCO Corporation
720-974-3408
bdevers@enservco.com

Jay Pfeiffer
Pfeiffer High Investor Relations
303-393-7044
jay@pfeifferhigh.com